EXHIBIT 10.2

FIRST AMENDMENT
Dated as of January 22, 2020

to the

AMENDED AND RESTATED

REVOLVING PROMISSORY NOTE AND SECURITY AGREEMENT
Dated as of November 5, 2018

This FIRST AMENDMENT TO THE AMENDED AND RESTATED REVOLVING PROMISSORY NOTE AND SECURITY AGREEMENT (this “Amendment”), dated as of January 22, 2020, is entered into by and among ASPEN GROUP, INC, as maker (the “Maker”), UNITED STATES UNIVERSITY, INC. (“USU”) and ASPEN UNIVERSITY INC. (“AUI” and, together with USU, the “Subsidiaries”), and __________________, as payee (the “Payee”).

RECITALS

WHEREAS, the parties hereto have entered into that certain Amended and Restated Revolving Promissory Note and Security Agreement dated as of November 5, 2018 (as further amended, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”); and

WHEREAS, the parties hereto wish to make certain changes to the Revolving Credit Agreement to the definition of Permitted Indebtedness.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Revolving Credit Agreement, the parties hereto agree as follows:

SECTION 1.  Definitions.  All capitalized terms not otherwise defined herein are used as defined in the Revolving Credit Agreement.

SECTION 2.  Changes to the Revolving Credit Agreement.  Effective as of the date hereof, the Revolving Credit Agreement is hereby amended as follows:

2.1.

Clauses (x) and (y) in the definition of “Permitted Indebtedness” contained in Section (a) of the Revolving Credit Agreement are hereby amended and restated as follows:

“(x) the indebtedness evidenced by that certain amended and restated convertible promissory note and security agreement dated January 22, 2020, in the face amount of five million U.S. dollars (US$5,000,000) issued by Maker to Payee, including, without limitation, all principal thereof and accrued and unpaid interest thereon; (y) the indebtedness evidenced by that certain amended and restated convertible promissory note and security agreement dated January 22, 2020, in the face amount of five million U.S. dollars (US$5,000,000) issued by Maker to ____________, a ___________, including, without limitation, all principal thereof and accrued and unpaid interest thereon; and”

SECTION 3.  Miscellaneous.

3.1.

Reaffirmation of Security Interests.  The Maker (a) affirms that each of the security interests, liens and pledges granted in or pursuant to the Revolving Credit Agreement are valid and subsisting, and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the security interests, liens and pledges granted in or pursuant to the Revolving Credit Agreement.

3.2.

References to the Revolving Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Revolving Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Revolving Credit Agreement as amended hereby, and each reference to the Revolving Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Revolving Credit Agreement shall mean and be a reference to the Revolving Credit Agreement as amended hereby.

3.3.

Effect on Revolving Credit Agreement.  Except as specifically amended by this Amendment, the Revolving Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

3.4.

No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Payee under the Revolving Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

3.5.

Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York applicable to contracts made between residents of that state, entered into and to be wholly performed within that state, notwithstanding the parties’ actual states of residence or legal domicile if outside that state and without reference to any conflict of laws or similar rules that might otherwise mandate or permit the application of the laws of any other jurisdiction.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

MAKER

ASPEN GROUP, INC.

By___________________________

     Michael Mathews

     Chairman and Chief Executive Officer

SUBSIDIARIES

UNITED STATES UNIVERSITY, INC.,

a Delaware corporation

By______________________________

     Michael Mathews

     Chief Executive Officer

ASPEN UNIVERSITY INC.,

a Delaware corporation

By______________________________

     Michael Mathews

     Chief Executive Officer

Accepted and Agreed:

PAYEE:

_________________________

By______________________________

Name: __________________

Title: ____________